Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1998-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
 /s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) September 30, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                      (Depositor)
                    (Exact name of registrant as specified in its charter)


                                     on behalf of


                              BCMSC Trust Series 1998-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                  Page 1 of 9
                         Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Class A Certificates of the BCMSC Trust Series 1998-B on September 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1.Distribution Date Statement relating to interest and principal distributions made on July 15, 2002 on the Series 1998-B Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Dated: September 30, 2002


I.   ORIGINAL DEAL PARAMETERS

     (A)   Initial Pool Principal Balance                                                                 $ 300,623,237.84
     (B)   Initial Certificates Principal Balance                                                         $ 294,610,000.00
           (i)  Initial Class A-1    Certificate Principal Balance           $ 226,969,000.00
                                     Certificate Amount Percentage                                                 75.50%
                                     Certificate Pass-through Rate                                                  6.53%
           (ii) Initial Class A-2    Certificate Principal Balance                        $ -
                                     Certificate Amount Percentage                                                  0.00%
                                     Certificate Pass-through Rate                                                  0.00%
           (iii)Initial Class A-3    Certificate Principal Balance                        $ -
                                     Certificate Amount Percentage                                                  0.00%
                                     Certificate Pass-through Rate                                                  0.00%
           (iv) Initial Class A-4    Certificate Principal Balance                        $ -
                                     Certificate Amount Percentage                                                  0.00%
                                     Certificate Pass-through Rate                                                  0.00%
           (v)  Initial Class M-1    Certificate Principal Balance            $ 24,050,000.00
                                     Certificate Amount Percentage                                                  8.00%
                                     Certificate Pass-through Rate                                                  6.81%
           (vi) Initial Class M-2    Certificate Principal Balance            $ 15,031,000.00
                                     Certificate Amount Percentage                                                  5.00%
                                     Certificate Pass-through Rate                                                  7.31%
           (vii)Initial Class B-1    Certificate Principal Balance            $ 16,535,000.00
                                     Certificate Amount Percentage                                                  5.50%
                                     Certificate Pass-through Rate                                                  7.76%
           (viiiInitial Class B-2    Certificate Principal Balance            $ 12,025,000.00
                                     Certificate Amount Percentage                                                  4.00%
                                     Certificate Pass-through Rate                                                  8.72%

     (C)   Initial Weighted Average Coupon (WAC)                                                                   10.22%
     (D)   Initial Weighted Average Original Maturity (WAOM)                                                       313.00 months
     (E)   Initial Weighted Average Remaining Maturity (WAM)                                                       311.00 months
     (F)   Initial Number of Receivables                                                                            8,979
     (G)   Servicing Fee Rate                                                                                       1.00%
     (H)   Credit Enhancement
           (i)  Reserve Fund Initial Deposit Percentage                                                             0.00%
           (ii) Reserve Fund Target %                                                                               1.25%
           (iii)Target Overcollateralization Percentage Prior to Crossover Date                                     2.00%
           (iv) Target Overcollateralization Percentage After Crossover Date                                        4.50%
           (v)  Target Overcollateralization Floor                                                                  7.88%
           (vi) Target Credit Enhancement % Prior to Crossover Date                                                 4.50%
           (vii)Target Credit Enhancement % After Crossover Date                                                    7.88%
           (viiiTarget Credit Enhancement Floor                                                                     1.25%
           (ix) Target Credit Enhancement Amount                                                          $ 13,528,045.70
     (I)   Crossover Date Tests
                Earliest Crossover Date                                                                          Feb-2003
                Percent of Initial Suboridnation Percentage                                                       193.00%
     (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                     0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)   Beginning Pool Schedule Balance                                                               $ 183,952,514.12
     (B)   Beginning Pool Factor                                                                               61.190384%
     (C)   Ending Pool Schedule Balance                                                                  $ 181,744,865.64
     (D)   Ending Pool Factor                                                                                  60.456027%
     (E)   Ending Total Certificate Balance (after Current Distributions)                                $ 181,744,865.64
     (F)   Current Overcollateralization Amount (after Current Distributions)                                         $ -
     (G)   Weighted Average Coupon (WAC)                                                                           10.10%
     (H)   Weighted Average Remaining Maturity (WAM)                                                               267.76 months
     (I)   Ending Number of Receivables                                                                             5,697


III. COLLECTION CALCULATIONS

     (A)   Interest

           (i)  Scheduled Interest Collections durring Current Period                                        1,309,001.26
           (ii) Paid Ahead Interest Collections applied to Current Period                                       27,841.11
           (iii)Net Servicer Advance                                                                             7,884.67
           (iiiaReimbursement to Servicer for Previously Unrecovered Advances                                 (251,916.65)
           (iv) Liquidation Proceeds Attributable to Interest                                                   73,093.69
           (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                      0.00
           (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                 0.00
           (vii)Recoveries on Previously Liquidated Contracts                                                   52,888.94
                                                                                                          ----------------
           (viiiTotal Interest Amount Available for Distribution                                             1,218,793.02

     (B)   Principal

           (i)  Scheduled Principal Collections                                                                105,905.90
           (ii) Full and Partial Principal Prepayments                                                         270,719.33
           (iii)Paid Ahead Principal Collections Applied to Current Period                                       3,139.94
           (iv) Net Servicer Advance                                                                             4,409.16
           (v)  Liquidation Proceeds Attributable to Principal                                                 376,083.96
           (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                         0.00
           (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                    0.00
           (viiiOther Principal Amounts                                                                              0.00
                                                                                                          ----------------
           (ix) Total Principal Amount Available for Distribution                                              760,258.29


IV.  DISTRIBUTION CALCULATIONS

     (A)        Total Interest Available for Distribution                                                    1,218,793.02
     (B)        Total Principal Available for Distribution                                                     760,258.29
     (C)        Reserve Fund Draw Amount Required                                                                    0.00
     (D)        Draw on Letter of Credit for Interest Distribution                                                   0.00
                Less:
                Monthly Servicing Fee                                                                          153,293.76
                Reimbursement to Servicer for Liquidation Expense                                                1,849.12
                Late Payment Fees, Extension Fees and Other Permitted Fees                                           0.00
                Other Permitted Withdrawals from Certificate Account                                                 0.00
                                                                                                          ----------------
                Available Distribution Amount                                                                1,823,908.43

                Interest Accrual Period                                                                                30 days

                Total Interest Amount Due                                                                    1,055,284.08
                Total Interest Distribution Amount                                                           1,055,284.08

                Amount Available for Principal Distribution Amount                                             768,624.35
                Principal Distribution Calculation:
                Total Principal Amount Available for Distribution                                              760,258.29
                Principal Loss on Liquidated Assets                                                          1,447,390.19
                                                                                                          ----------------
                  Principal Distribution Due                                                                 2,207,648.48
                Principal Distribution Shortfall Carryover Amount (Current Period)                                   0.00
                Principal Distribution Shortfall Carryover Amount                                                    0.00
                Overcollaterallization Writedown Amount                                                              0.00
                Overcollaterallization Reduction Amount                                                              0.00
                Accelerated Principal Distribution Amount for Current Period                                         0.00
                                                                                                          ----------------
                Total Principal Amount to be Distributed                                                       768,624.35
                Total Principal Amount to be Distributed                                                     2,207,648.48

                Draw on Letter of Credit for Principal Distribution                                                  0.00
                Draw on LC for Previously Unreimbursed Advances                                                      0.00
                Excess Interest                                                                                      0.00
                Reserve Account Deposit                                                                              0.00
                Reserve Account Release                                                                              0.00
                Class X Distribution Amount                                                                          0.00
                Class R Distribution Amount                                                                          0.00


V.   SERVICER ADVANCE

     (A)   Interest
           (i)       Beginning Advance                                                                       4,908,056.15
           (ii)      Monthly Servicer Advance (Reimbursement)                                                    7,884.67
           (iii)     Reimbursement of Previously Unrecovered Advances *VI(D)                                  (240,144.80)
                                                                                                          ----------------
           (iv)      Ending Advance Balance                                                                  4,675,796.02

     (B)   Principal
           (i)       Beginning Advance                                                                         433,971.95
           (ii)      Monthly Servicer Advance (Reimbursement)                                                    4,409.16
           (iii)     Reimbursement of Previously Unrecovered Advances *VI(D)                                   (11,771.85)
                                                                                                          ----------------
           (iv)      Ending Advance Balance                                                                    426,609.26

     (C)   Total Servicer Advance
           (i)       Beginning Advance                                                                       5,342,028.10
           (ii)      Monthly Servicer Advance (Reimbursement)                                                   12,293.83
           (iii)     Reimbursement of Previously Unrecovered Advances *VI(D)                                  (251,916.65)
                                                                                                          ----------------
           (iv)      Ending Advance Balance                                                                  5,102,405.28

VI.  CREDIT ENHANCEMENT

     (A)   Overcollateralization

           (I)  Target Overcollaterallization Amount                                                        13,528,045.70
           (ii) Beginning Balance                                                                                    0.00
           (iii)Write Down for Certificate Distributions                                                             0.00
           (iv) Overcollaterallization Addition Amount                                                               0.00
           (v)  Overcollaterallization Reduction Amount                                                              0.00
                                                                                                          ----------------
           (vi) Ending Balance                                                                                       0.00

     (B)   Reserve Fund (if applicable)

           (i)  Required Reserve Fund Balance                                                                        0.00
           (ii) Beginning Reserve Fund Balance                                                                       0.00
           (iii)Draws for Certificate Distributions                                                                  0.00
           (iv) Excess Interest Deposited                                                                            0.00
           (v)  Reserve Fund Release                                                                                 0.00
                                                                                                          ----------------
           (vi) Ending Reserve Fund Balance                                                                          0.00

     (C)   Letter of Credit (if applicable)
           (i)  Beginning LC Balance                                                                                 0.00
           (ii) Draw on LC for Interest Distribution                                                                 0.00
           (iii)Draw on LC for Principal Distribution                                                                0.00
           (iv) Draw on LC For Previously Unreimbursed Advances                                                      0.00
                                                                                                          ----------------
           (v)  Ending Balance                                                                                       0.00

     (D)   Unreimbursed Servicer Advances (see note*)
           (i)  Previous Unreimbursed Advance Balance                                                          251,916.65
           (ii) Current Months Reimbursement from Excess Interest                                             (251,916.65)
           (iii)Current Months Reimbursement from Letter of Credit                                                   0.00
                                                                                                          ----------------
           (iv) Ending Unreimbursed Advance Balance                                                                  0.00
           Note: * represents advances made in respect of contracts that were liquidated, and not reimbursed, before the current period.

VII. CERTIFICATE DISTRIBUTIONS

     (A)   Senior Certificates - Interest

           (i)  Class A-1
                                     Pass-Through Rate                                                              6.53%
                                     Beginning Carryover Interest                                                     $ -
                                     Current Interest Accrual                                                $ 632,928.49
                                     Current Carryover Interest Accrual                                               $ -
                                     Interest Paid                                                           $ 632,928.49
                                     Ending Carryover Balance                                                         $ -
                                     Interest Paid Per $1000                                                       $ 2.79

           (ii) Class A-2
                                     Pass-Through Rate                                                              0.00%
                                     Beginning Carryover Interest                                                     $ -
                                     Current Interest Accrual                                                         $ -
                                     Current Carryover Interest Accrual                                               $ -
                                     Interest Paid                                                                    $ -
                                     Ending Carryover Balance                                                         $ -
                                     Interest Paid Per $1000                                                          $ -

           (iii)Class A-3
                                     Pass-Through Rate                                                              0.00%
                                     Beginning Carryover Interest                                                     $ -
                                     Current Interest Accrual                                                         $ -
                                     Current Carryover Interest Accrual                                               $ -
                                     Interest Paid                                                                    $ -
                                     Ending Carryover Balance                                                         $ -
                                     Interest Paid Per $1000                                                          $ -

           (iv) Class A-4
                                     Pass-Through Rate                                                              0.00%
                                     Beginning Carryover Interest                                                     $ -
                                     Current Interest Accrual                                                         $ -
                                     Current Carryover Interest Accrual                                               $ -
                                     Interest Paid                                                                    $ -
                                     Ending Carryover Balance                                                         $ -
                                     Interest Paid Per $1000                                                          $ -

     (B)   Subordinate Certificates - Interest

           (i)  Class M1
                                     Pass-Through Rate                                                              6.81%
                                     Beginning Carryover Interest                                                     $ -
                                     Current Interest Accrual                                                $ 136,483.75
                                     Current Carryover Interest Accrual                                               $ -
                                     Interest Paid                                                           $ 136,483.75
                                     Ending Carryover Balance                                                         $ -
                                     Beginning Carryover Writedown Interest                                           $ -
                                     Current Writedown Interest                                                       $ -
                                     Current Carryover Writedown Interest Accrual                                     $ -
                                     Writedown interest Paid                                                          $ -
                                     Ending Carryover Writedown Interest                                              $ -
                                     Interest Paid Per $1000                                                       $ 5.68

           (ii) Class M2
                                     Pass-Through Rate                                                              7.31%
                                     Beginning Carryover Interest                                                     $ -
                                     Current Interest Accrual                                                 $ 91,563.84
                                     Current Carryover Interest Accrual                                               $ -
                                     Interest Paid                                                            $ 91,563.84
                                     Ending Carryover Balance                                                         $ -
                                     Beginning Carryover Writedown Interest                                           $ -
                                     Current Writedown Interest                                                       $ -
                                     Current Carryover Writedown Interest Accrual                                     $ -
                                     Writedown interest Paid                                                          $ -
                                     Ending Carryover Writedown Interest                                              $ -
                                     Interest Paid Per $1000                                                       $ 6.09

           (iii)Class B1
                                     Pass-Through Rate                                                              7.76%
                                     Beginning Carryover Interest                                                     $ -
                                     Current Interest Accrual                                                $ 106,926.33
                                     Current Carryover Interest Accrual                                               $ -
                                     Interest Paid                                                           $ 106,926.33
                                     Ending Carryover Balance                                                         $ -
                                     Beginning Carryover Writedown Interest                                           $ -
                                     Current Writedown Interest                                                       $ -
                                     Current Carryover Writedown Interest Accrual                                     $ -
                                     Writedown interest Paid                                                          $ -
                                     Ending Carryover Writedown Interest                                              $ -
                                     Interest Paid Per $1000                                                       $ 6.47



           (iv) Class B2
                                     Pass-Through Rate                                                              8.72%
                                     Beginning Carryover Interest                                                     $ -
                                     Current Interest Accrual                                                 $ 87,381.67
                                     Current Carryover Interest Accrual                                               $ -
                                     Interest Paid                                                            $ 87,381.67
                                     Ending Carryover Balance                                                         $ -
                                     Beginning Carryover Writedown Interest                                           $ -
                                     Current Writedown Interest                                                       $ -
                                     Current Carryover Writedown Interest Accrual                                     $ -
                                     Writedown interest Paid                                                          $ -
                                     Ending Carryover Writedown Interest                                              $ -
                                     Interest Paid Per $1000                                                       $ 7.27

     (C)   Senior Certificates - Principal

           (i)  Class A-1
                                     Initial Certificate Balance                                           226,969,000.00
                                     Initial Certificate Percentage                                                75.50%
                                     Beginning Certificate Balance                                         116,311,514.12
                                     Shortfall Carryover                                                             0.00
                                     Current Principal Due                                                     768,624.35
                                     Current Principal Paid                                                    768,624.35
                                     Principal Shortfall Carryover For Current Period                                0.00
                                     Accelerated Principal Distribution                                              0.00
                                     Ending Certificate Balance                                            115,542,889.77
                                     Ending Pool Factor                                                            63.57%
                                     Principal Paid per $1000                                                        6.61
                                     Total Class Distribution                                                  768,624.35

           (ii) Class A-2
                                     Initial Certificate Balance                                                     0.00
                                     Initial Certificate Percentage                                                 0.00%
                                     Beginning Certificate Balance                                                   0.00
                                     Shortfall Carryover                                                             0.00
                                     Current Principal Due                                                           0.00
                                     Current Principal Paid                                                          0.00
                                     Principal Shortfall Carryover For Current Period                                0.00
                                     Accelerated Principal Distribution                                              0.00
                                     Ending Certificate Balance                                                      0.00
                                     Ending Pool Factor                                                             0.00%
                                     Principal Paid per $1000                                                        0.00
                                     Total Class Distribution                                                        0.00
           (iii)Class A-3

                                     Initial Certificate Balance                                                     0.00
                                     Initial Certificate Percentage                                                 0.00%
                                     Beginning Certificate Balance                                                   0.00
                                     Shortfall Carryover                                                             0.00
                                     Current Principal Due                                                           0.00
                                     Current Principal Paid                                                          0.00
                                     Principal Shortfall Carryover For Current Period                                0.00
                                     Accelerated Principal Distribution                                              0.00
                                     Ending Certificate Balance                                                      0.00
                                     Ending Pool Factor                                                             0.00%
                                     Principal Paid per $1000                                                        0.00
                                     Total Class Distribution                                                        0.00
           (iv) Class A-4

                                     Initial Certificate Balance                                                     0.00
                                     Initial Certificate Percentage                                                 0.00%
                                     Beginning Certificate Balance                                                   0.00
                                     Shortfall Carryover                                                             0.00
                                     Current Principal Due                                                           0.00
                                     Current Principal Paid                                                          0.00
                                     Principal Shortfall Carryover For Current Period                                0.00
                                     Accelerated Principal Distribution                                              0.00
                                     Ending Certificate Balance                                                      0.00
                                     Ending Pool Factor                                                             0.00%
                                     Principal Paid per $1000                                                        0.00
                                     Total Class Distribution                                                        0.00

     (D)   Subordinate Certificates - Principal


           (i)  Class M1

                                     Initial Certificate Balance                                            24,050,000.00
                                     Initial Certificate Percentage                                                 8.00%
                                     Beginning Certificate Balance                                          24,050,000.00
                                     Shortfall Carryover                                                             0.00
                                     Current Principal Due                                                           0.00
                                     Current Principal Paid                                                          0.00
                                     Principal Shortfall Carryover For Current Period                                0.00
                                     Ending Certificate Balance- Excluding Writedowns                       24,050,000.00
                                     Ending Pool Factor                                                             9.10%
                                     Principal Paid per $1000                                                        0.00
                                     Beginning Outstanding Writedown                                                 0.00
                                     Current Writedown/Writeup                                                       0.00
                                     Ending Certificate Balance- Including Writedowns                       24,050,000.00
                                     Total Class Distribution                                                        0.00


           (ii) Class M2
                                     Initial Certificate Balance                                            15,031,000.00
                                     Initial Certificate Percentage                                                 5.00%
                                     Beginning Certificate Balance                                          15,031,000.00
                                     Shortfall Carryover                                                             0.00
                                     Current Principal Due                                                  15,031,000.00
                                     Current Principal Paid                                                          0.00
                                     Principal Shortfall Carryover For Current Period                                0.00
                                     Ending Certificate Balance- Excluding Writedowns                       15,031,000.00
                                     Ending Pool Factor                                                             5.82%
                                     Principal Paid per $1000                                                        0.00
                                     Beginning Outstanding Writedown                                                 0.00
                                     Current Writedown/Writeup                                                       0.00
                                     Ending Certificate Balance- Including Writedowns                       15,031,000.00
                                     Total Class Distribution                                                        0.00


           (iii)Class B1
                                     Initial Certificate Balance                                            16,535,000.00
                                     Initial Certificate Percentage                                                 5.50%
                                     Beginning Certificate Balance                                          16,535,000.00
                                     Shortfall Carryover                                                             0.00
                                     Current Principal Due                                                  16,535,000.00
                                     Current Principal Paid                                                          0.00
                                     Principal Shortfall Carryover For Current Period                                0.00
                                     Ending Certificate Balance- Excluding Writedowns                       16,535,000.00
                                     Ending Pool Factor                                                             9.10%
                                     Principal Paid per $1000                                                        0.00
                                     Beginning Outstanding Writedown                                                 0.00
                                     Current Writedown/Writeup                                                       0.00
                                     Ending Certificate Balance- Including Writedowns                       16,535,000.00
                                     Total Class Distribution                                                        0.00

           (iv) Class B2
                                     Initial Certificate Balance                                            12,025,000.00
                                     Initial Certificate Percentage                                                 4.00%
                                     Beginning Certificate Balance                                          12,025,000.00
                                     Shortfall Carryover                                                             0.00
                                     Current Principal Due                                                  12,025,000.00
                                     Current Principal Paid                                                          0.00
                                     Principal Shortfall Carryover For Current Period                                0.00
                                     Ending Certificate Balance- Excluding Writedowns                       12,025,000.00
                                     Ending Pool Factor                                                             5.82%
                                     Principal Paid per $1000                                                        0.00
                                     Beginning Outstanding Writedown                                                 0.00
                                     Current Writedown/Writeup                                              (1,439,024.13)
                                     Ending Certificate Balance- Including Writedowns                       10,585,975.87
                                     Total Class Distribution                                               (1,439,024.13)

     (E)   Total Certificate Balances
                                                                                Beg of Period               End of Period
           (i)  Aggregate Balance of Certificates                            $ 183,952,514.12            $ 181,744,865.64
           (ii) Total Certificate Pool Factor                                     62.4393314%                 61.6899853%




VIII.DELINQUENCY INFORMATION
                                                                                   Percent of                  Percent of
     Delinquent Receivables at End of Due Period :        Scheduled Balance      Pool Balance       Units     Total Units
           30-59 Days Delinquent                            $ 18,136,138.52             9.98%         554           9.72%
           60-89 Days Delinquent                             $ 9,618,334.09             5.29%         313           5.49%
           90 Days or More Delinquent                       $ 21,534,321.71            11.85%         638          11.20%
           Homes Repossessed or Foreclosed Upon              $ 4,340,008.29             2.39%         129           2.26%



IX.  REPURCHASED CONTRACTS

     (A)   Repurchased Contracts -  Breach of Rep or Warranty
           (i)  Beginning Cumulative Repurchased Contracts since cutoff                                      $ 106,949.91
           (ii) Number of Contracts repurchased this period                                                             -
           (iii)Repurchase Price of Contracts this period                                                             $ -
           (iv) Ending Cumulative Repurchased Contracts since cutoff                                         $ 106,949.91

     (B)   Repurchased Contracts -  Delinquent Loans
           (i)  Beginning Cumulative Repurchased Contracts since cutoff                                   $ 13,643,684.70
           (ii) Number of Contracts repurchased this period                                                             -
           (iii)Repurchase Price of Contracts this period                                                             $ -
           (iv) Ending Cumulative Repurchased Contracts since cutoff                                      $ 13,643,684.70

X.   REPOSSESSION / LOSS INFORMATION
                                                                                                    Units Scheduled Balance
                Beginning Repossession Inventory                                                      122  $ 4,275,016.46
                Repossessions Incurred                                                                 65  $ 1,857,955.12
                Less Repurchase of Delinquent Loans                                                     0             $ -
                Less Repossessions Sold                                                                58  $ 1,792,963.29
                                                                                              ----------------------------
                Ending Repossession Inventory                                                         129  $ 4,340,008.29

                Principal Balance of Repossessions Liquidated                                              $ 1,792,963.29
                Reimbursement of Servicer Advances on Liquidated Contracts                                    $ 30,510.86
                     Liquidation Proceeds Attributable to Principal                                          $ 376,083.96
                                                                                                          ----------------
                          Principal Loss on Liquidation of Repo                                            $ 1,447,390.19
                Reimbursement to Servicer for Liquidation Expense                                              $ 1,849.12
                Recoveries for Previously Liquidated Contracts                                                $ 52,888.94
                                                                                                          ----------------
                Net Liquidation Loss (Realized Loss)                                                       $ 1,396,350.37

           Recoveries
                Liquidation Proceeds Attributable to Interest                                                 $ 73,093.69
                Liquidation Proceeds Attributable to Principal                                               $ 376,083.96
                Recoveries for Previously Liquidated Contracts                                                $ 52,888.94
                                                                                                          ----------------
                Total Recoveries                                                                             $ 502,066.59
                Recovery Percentage of Principal Balance of Repossessions Liquidated                                  28%






XI.  TRIGGERS

           Has the Crossover Date Occurred?                                                            NO

                Where the Current Distribution Date of                                           09/15/02
                is greater than the Earliest Crossover Date of                             February 29, 2004
                                     And
                Subordinated Certificates Beginning Principal Balance of                      67,641,000.00
                plus the Current Overcollateralization Amount of                                       0.00
                divided by the Current Beginning Pool Principal Balance of                   183,952,514.12
                                                                                                ------------

                Equals                                                                               36.77%
                                                                                                ------------

                                     And is greater than the:
                Subordinated Initital Certificates Percentage of                                     14.50%
                multiplied by the
                Percentage (as Percent of Initial Class Subordination Percentage)                      175%
                                                                                               ------------

                Equals                                                                               25.38%
                                                                                               ------------


            Principal Distribution Tests:                                         Actual Ratio  Test Ratio          Result

                                                                                  Over 60 Days Delinquent
                                                                            ------------------------------
                Current Mo                                                             19.53%
                1st Preceding Mo                                                       18.98%
                2nd Preceding Mo                                                       19.46%
                Average 60 Day Delinquency Ratio:                                      19.32%       5.00%            FAIL

                                                                                  Over 30 Days Delinquent
                                                                            ------------------------------
                Current Mo                                                             29.51%
                1st Preceding Mo                                                       28.99%
                2nd Preceding Mo                                                       29.81%
                Average 30 Day Delinquency Ratio:                                      29.44%       7.00%            FAIL



                                                                                                   Net Liquidation Losses
                                                          Ending Pool Bal                                (Realized Losses)
                                                          ----------------------------------------------------------------
                Current Mo                                   181,744,865.64                   1,396,350.37
                1st Preceding Mo                             183,952,514.12                   2,125,070.69
                2nd Preceding Mo                             187,135,104.76                   2,899,781.74
                                     -------------------------------------------------------------------------------------
                                     Total                   552,832,484.52                   6,421,202.80
                                     -------------------------------------------------------------------------------------
                                     Divided by                           3
                                     ---------------------------------------
                                     Average                 184,277,494.84


                Sum of last 3 months of Losses                                   6,421,202.80
                Divided by 3 month average of Pool Balance                     184,277,494.84
                Annualized  (multiply by 4)                                                 4
                Current Realized Loss Ratio:                                           13.94%       2.75%            FAIL



                Beginning Cumulative Realized Losses                            47,438,380.71
                Net Liquidation Losses (Realized Losses)                         1,396,350.37
                                                                            ------------------
                Ending Cumulative Realized Losses                               48,834,731.08
                Divided by Initial Pool Principal Balance                      300,623,237.84
                Cumulative Realized Loss Ratio:                                        16.24%       7.00%            FAIL


           Should Principal Be Distributed to the Subordinated Certificates?                                           NO








The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________   DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance